UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2017 (June 16, 2017)

Travelport Worldwide Limited
(Exact Name of Registrant As Specified In Its Charter)

Bermuda	001-36640	98-0505105
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Axis One, Axis Park

Langley, Berkshire, SL3 8AG, United Kingdom

(Address of Principal Executive Offices, including Zip Code)

+44-1753-288-000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2017, Travelport Worldwide Limited (the “Company”) held its 2017 Annual General Meeting of Shareholders (the “Annual Meeting”). As of April 13, 2017, the Company’s record date for the Annual Meeting, there were a total of 124,155,173 common shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 111,952,296 common shares were represented in person or by proxy and, therefore, a quorum was present.

The matters voted upon were (1) the re-election of Douglas M. Steenland, Elizabeth L. Buse, Steven R. Chambers, Michael J. Durham, Scott E. Forbes, Douglas A. Hacker, John B. Smith and Gordon A. Wilson as directors of the Company, with terms of one year, expiring at the 2018 annual general meeting of shareholders, (2) the appointment of Deloitte LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 and the authorization of the Audit Committee of the Board of Directors (the “Board”) to determine the independent auditors’ remuneration and (3) to provide, on a non-binding advisory basis, approval of the compensation of the Company’s named executive officers. The final results for each proposal presented to shareholders at the Annual Meeting are set forth below:

1.	Election of Directors:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Douglas M. Steenland	100,630,528	3,768,886	1,556,544	5,996,338
Elizabeth L. Buse	103,955,727	450,970	1,549,261	5,996,338
Steven R. Chambers	103,992,214	414,100	1,549,644	5,996,338
Michael J. Durham	103,454,542	951,772	1,549,644	5,996,338
Scott E. Forbes	103,323,493	1,082,821	1,549,644	5,996,338
Douglas A. Hacker	103,110,477	1,295,837	1,549,644	5,996,338
John B. Smith	103,820,912	585,402	1,549,644	5,996,338
Gordon A. Wilson	103,991,972	414,877	1,549,109	5,996,338

2.	Appointment of Deloitte LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 and to authorize the Audit Committee of the Board of Directors to determine the independent auditors’ remuneration:

FOR	AGAINST	ABSTAIN

109,127,725	1,232,966	1,591,605

3.	Non-binding approval of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

103,585,164	808,949	1,561,845	5,996,338

No other matters were considered and voted on by the Company’s shareholders at the Annual Meeting.

Item 8.01.	Other Events.

On June 16, 2017, our Board appointed Margaret K. Cassidy as Executive Vice President and General Counsel of the Company, effective July 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle J. Boas
Rochelle J. Boas Senior Vice President and Corporate Secretary
Date: June 22, 2017